J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan BetaBuilders MSCI US REIT ETF

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated September 17, 2020

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated July 1, 2020, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN GOAL, INVESTMENT STRATEGIES AND INVESTMENT POLICY

At its September 2020 meeting, the Board of Trustees of the J.P. Morgan Exchange-Traded Fund Trust (the “Board”) approved a change to the underlying index that the JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) follows. The Fund’s underlying index will change from the MSCI US REIT Index to the MSCI USA/REIT 25-50 Custom Index in order to allow the Fund to operate more effectively as a diversified fund. As a result, changes will be made to (i) the Fund’s goal and main investment strategy, and (ii) one of the Fund’s investment policies.

These changes will become effective on or about November 30, 2020 (the “Effective Date”), at the time that the Fund rebalances its portfolio. On the Effective Date, a new prospectus (the “New Prospectus”) will replace the existing prospectus for the Fund (the “Existing Prospectus”). You should refer to the New Prospectus for the Fund, when available. Please note that the New Prospectus reflecting the changes for the Fund is not yet effective and that the information in this supplement may be changed at any time prior to the Effective Date. The following is a brief summary of the changes that are anticipated to take effect on or after the Effective Date (please refer to the New Prospectus, once available, for a more complete discussion of the Fund’s strategies and risks after the Effective Date).

On the Effective Date, the Fund will begin to implement its new investment strategy as described below (the “New Strategy”).

Changes to the Fund’s Goal and Main Investment Strategies

On the Effective Date, the Fund will change its goal and investment strategy to seek investment results that closely correspond, before fees and expenses, to the performance of the MSCI USA/REIT 25-50 Custom Index (the “New Index”). The Fund anticipates that there will be limited, if any, portfolio turnover incurred in the implementation of the New Strategy. Like the current Underlying Index, the New Index measures the performance of U.S. equity REIT securities and primarily includes small- and mid-capitalization companies. The stocks in the New Index are weighted according to the total number of shares that are deemed available for purchase in the public equity markets by US domestic investors (also known as the “domestic free float”), subject to a capping methodology designed to apply diversification constraints applicable to the Fund. Components of the New Index are allocated across various sectors and may include Health Care REITs, Hotel & Resort REITs, Industrial REITs, Office REITs, Residential REITs, Retail REITs, Diversified REITs and certain other REITs that do not fall into these categories, referred to as Specialized REITs. The components of the New Index, and the degree to which these components represent certain sectors, are likely to change over time. Corresponding changes will also be made to the “More About the Fund” section.

Changes to Investment Policy

The Fund’s Board of Trustees approved changes to one of the Fund’s investment policies, which will also take effect on the Effective Date. Under the Fund’s current investment policies, the Fund will invest at least 80% of its net assets, plus the amount of borrowing for investment purposes, in securities included in the MSCI US REIT Index. Effective on the Effective Date, this policy will be revised such that the Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the New Index. Corresponding changes will be made to the Fund’s prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-USREITETF-INV-920